SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 14, 1998


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-21391                 95-4699061
(State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)             File Number)           Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (818) 593-2282
                         (Registrant's Telephone Number)





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ITEM 5.  OTHER EVENTS

         Reference is made to Registrant's press release issued on September 14, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 16, 1998                     TURBODYNE TECHNOLOGIES INC.


                                       By: /S/ KHAL A. KADER
                                       ---------------------------------------
                                           Khal A. Kader
                                           Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER

99.1                Press Release dated September 14, 1998.



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